Exhibit 10.1

JOINDER AGREEMENT

This JOINDER AGREEMENT (this “Agreement”) dated as of December 5, 2014 is made by and among U.S. SILICA COMPANY, a Delaware corporation, as Company (“Company”), USS HOLDINGS, INC., a Delaware corporation, as Parent (“Parent”), THE FULTON LAND AND TIMBER COMPANY, a Pennsylvania corporation, PENNSYLVANIA GLASS SAND CORPORATION, a Delaware corporation, OTTAWA SILICA COMPANY, a Delaware corporation, BMAC SERVICES CO., INC., a Delaware corporation, COATED SAND SOLUTIONS, LLC, a Delaware limited liability company, CADRE SERVICES INC., a Delaware corporation, CADRE MATERIAL PRODUCTS, LLC, a Texas limited liability company, FAIRCHILD SILICA, LLC, a Delaware limited liability company, and UTICA SILICA, LLC, a Delaware limited liability company as subsidiary guarantors, and BNP PARIBAS, as incremental term loan lender (in such capacity, the “Initial Incremental Lender”) and as administrative agent for the Lenders (in such capacity, “Administrative Agent”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS:

WHEREAS, Parent, Company, the Subsidiary Guarantors, the Lenders, and Administrative Agent are party to a Second Amended and Restated Credit Agreement dated as of June 8, 2011 (as amended on January 27, 2012, March 30, 2012 and July 23, 2013, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Parent has entered into the Parent Guaranty and each Guarantor (as defined therein) has entered into the Subsidiary Guaranty, in each case pursuant to the terms of the Credit Agreement;

WHEREAS, Company has notified Administrative Agent of its request pursuant to Section 2.12 of the Credit Agreement, to incur Incremental Term Loan Commitments in the aggregate principal amount of $135,000,000 (the “Initial Incremental Term Loan Commitment”) from the Initial Incremental Lender with effect from the date of effectiveness of this Agreement pursuant to Section 2 hereof (the “Increased Amount Date”), the proceeds of which are to be applied pursuant to Section 2.5(a) of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. NEW TERM LOAN

Pursuant to Section 2.12 of the Credit Agreement, on the Increased Amount Date, the Initial Incremental Lender hereby agrees to make to the Company a term loan in respect of its Initial Incremental Term Loan Commitment, in the aggregate principal amount of $135,000,000 (the “Initial Incremental Term Loan”) upon, and subject to, the following terms and conditions:

A. the Initial Incremental Lender hereby becomes a Lender under the Credit Agreement with respect to its Initial Incremental Term Loan Commitment and, following the making thereof, the Initial Incremental Term Loan. Upon the making thereof, the Initial Incremental Term Loan shall be deemed, and is hereby made, a pro rata tranche of the existing Term Loans under the Credit Agreement (the “Original Term Loans”), and all references to such Original Term Loans and, except as otherwise provided herein, each provision of the Credit Agreement applicable to such Original Term Loans shall apply to and be deemed to include the Initial Incremental Term Loan. Without limitation of the foregoing, the maturity date of the Initial Incremental Term Loan shall be the Term Loan Maturity Date;

B. upon the funding of the Initial Incremental Term Loan, $135,000,000 shall be added to the Register for purposes of determining (together with any Original Term Loans of the Initial Incremental Lender) the Initial Incremental Lender’s Term Loans;

C. Company shall repay the Initial Incremental Term Loan in the manner consistent with Section 2.4 of the Credit Agreement and in the amounts set forth on Exhibit 1 hereto;

D. the rate of interest applicable to the Initial Incremental Term Loan shall be the same as is applicable to the Original Term Loans; provided, however, that in the event that any additional Incremental Term Loan is entered into on or prior to the first anniversary of the funding of the Initial Incremental Term Loan and the interest margins, upfront fees, original issue discount or any other component of the Yield on such additional Incremental Term Loan (the “Additional Incremental Component”) exceeds the corresponding component of Yield on the Initial Incremental Term Loan (the “Initial Incremental Component”) (determined as provided in Section 2.12(d) of the Credit Agreement), then such Initial Incremental Component shall be adjusted such that the Initial Incremental Term Loan benefits equally with such additional Incremental Term Loan, including in the case of (i) the interest margins, the interest margins for the Initial Incremental Term Loan shall automatically be increased to a level such that the interest margins on the Initial Incremental Term Loan shall be equal to the interest margins on such additional Incremental Term Loan and (ii) any fee or original issue discount, an additional fee for the Initial Incremental Term Loan shall be due and payable to each holder of the Initial Incremental Term Loan simultaneously with such Additional Incremental Component in an amount equal to the amount by which the Additional Incremental Component exceeds the Initial Incremental Component; provided further, that in the event that no additional Incremental Term Loan is entered into on or prior to the 90th day following the funding of the Initial Incremental Term Loan, the interest margins on the Initial Incremental Term Loan shall be automatically increased by 0.50%; and

E. in accordance with Section 2.5(a) of the Credit Agreement, the proceeds of the Initial Incremental Term Loan shall be used to fund Permitted Acquisitions and/or the opening, development or expansion of sand processing and mining facilities and to pay fees and expenses incurred in connection therewith.

Section 2. EFFECTIVENESS

The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:

A. On or before the date hereof, Parent shall, and shall cause each other Loan Party to, deliver to Administrative Agent the following with respect to Parent or such Loan Party:

1. copies of the Organizational Documents of such Person, certified by the Secretary of State of its jurisdiction of organization or, if such document is of a type that may not be so certified, certified by the secretary or similar Officer of the applicable Loan Party, together with a good standing certificate from the Secretary of State of its jurisdiction of organization and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar Taxes from the appropriate taxing authority of each of such jurisdictions, each dated a recent date on or prior to the date hereof;

2. resolutions of the Governing Body of such Person, authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party in connection herewith, certified as of the date hereof by the secretary or similar Officer of such Person as being in full force and effect without modification or amendment;

3. signature and incumbency certificates of the Officers of each such Person, dated the date hereof;

4. executed originals of this Agreement and that certain fee letter, dated as of the date hereof (the “Fee Letter”), between the Initial Incremental Lender and Company; and

5. such other documents as Administrative Agent may reasonably request.

B. Administrative Agent shall have received copies of one or more favorable written opinions of Kirkland & Ellis LLP and Klehr Harrison Harvey Branzburg LLP, counsel for Loan Parties, in form and substance reasonably satisfactory to Administrative Agent, dated as of the date hereof, with respect to such matters as Administrative Agent may reasonably request;

C. Parent shall have delivered to Administrative Agent the following (each, unless otherwise noted, dated the date hereof):

1. An Officer’s Certificate of Parent, in form and substance reasonably satisfactory to Administrative Agent, certifying that (i) after giving effect to the incurrence of the Initial Incremental Term Loan Commitment, the aggregate principal amount of Incremental Term Loan Commitments shall not exceed the sum of

(a) $100,000,000 plus (b) an amount such that the Incurrence Ratio as of the Increased Amount Date, calculated on a Pro Forma Basis as if the Initial Incremental Term Loan were fully funded, would be less than 3.00:1.00 (and, if such certification is made with respect to clause (b), attaching calculations in reasonable detail as to the calculation of such Incurrence Ratio), (ii) both immediately before and after giving effect to the making of the Initial Incremental Term Loan, the representations and warranties contained in the Credit Agreement and the other Loans Documents are and will be true, correct and complete in all material respects on and as of the Increased Amount Date as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date (provided that, if a representation and warranty is qualified as to materiality, with respect to such representation and warranty the materiality qualifier set forth above shall be disregarded for the purposes of this condition) and (iii) as of the Increased Amount Date, no Potential Event of Default or Event of Default shall have occurred and be continuing or would result from the consummation of the Initial Incremental Term Loan.

2. An Officer’s Certificate of Parent substantially in the form of Exhibit VII to the Credit Agreement certifying that, after giving effect to the Initial Incremental Term Loan, the Loan Parties on a consolidated basis will be Solvent.

D. All fees and expenses then due and payable on the date hereof to Administrative Agent and the Initial Incremental Lender under the Fee Letter or otherwise in connection with the transactions contemplated hereby (including the reasonable fees and expenses of counsel to Administrative Agent estimated to date) shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

Section 3. CONDITIONS PRECEDENT

The funding of the Initial Incremental Term Loan is subject to the satisfaction of the conditions precedent set forth in Section 3.2 of the Credit Agreement.

Section 4. CONSENT OF GUARANTORS

A. Each Guarantor hereby acknowledges that it has read this Agreement and consents to the terms hereof (including the terms of the Initial Incremental Term Loan), and hereby confirms and agrees that, notwithstanding the effectiveness of this Agreement, the obligations of such Loan Party under the Loan Documents to which it is a party shall not be impaired or affected and such Loan Documents are, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects. Each Guarantor further agrees that nothing in the Credit Agreement, this Agreement or any other Loan Document shall be deemed to require the consent of such Loan Party to any future Joinder Agreement.

Section 5. COVENANT

In order to induce the Initial Incremental Lender to enter into this Agreement, in accordance with Section 2.12(a)(F) of the Credit Agreement, Company covenants and agrees that it will take, or cause to be taken, within 60 days hereafter (or such later date as Administrative Agent shall agree), all such actions that are reasonably requested by Administrative Agent to ensure that the Initial Incremental Term Loan is secured by the Real Property Assets on the same basis as the existing Loans and to ensure that the security interest of the Collateral Agent, on behalf of Secured Parties, in the Real Property Assets are not adversely affected by the making of the Initial Incremental Term Loan.

Section 6. MISCELLANEOUS

A. Full Force and Effect. Except as specifically amended by this Agreement, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. This Agreement shall be a Loan Document for the purposes of the Credit Agreement and the other Loan Documents.

B. No Waiver. The execution, delivery and performance of this Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any other Secured Party under, the Credit Agreement or any of the other Loan Documents.

C. Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in Section 9.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Agreement and the documents and transactions contemplated hereby shall be for the account of Company.

D. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

E. Applicable Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

F. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become effective upon the date hereof.

G. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Administrative Agent, the Lenders (including, for the avoidance of doubt, the Initial Incremental Lender), Parent, Company and each of the Guarantors (as defined in the Subsidiary Guaranty), and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 9.1 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

USS HOLDINGS, INC.,

as Parent

By	/s/ Bryan A. Shinn
Name:	Bryan A. Shinn
Title:	President and Chief Executive Officer

U.S. SILICA COMPANY,

as Company

By	/s/ Bryan A. Shinn
Name:	Bryan A. Shinn
Title:	President and Chief Executive Officer

THE FULTON LAND AND TIMBER COMPANY,

as Subsidiary Guarantor

By	/s/ Bryan A. Shinn
Name:	Bryan A. Shinn
Title:	President and Chief Executive Officer

PENNSYLVANIA GLASS SAND CORPORATION,

as Subsidiary Guarantor

By	/s/ Bryan A. Shinn
Name:	Bryan A. Shinn
Title:	President and Chief Executive Officer

Signature Page to Joinder Agreement

OTTAWA SILICA COMPANY,

as Subsidiary Guarantor

By	/s/ Bryan A. Shinn
Name:	Bryan A. Shinn
Title:	President and Chief Executive Officer

BMAC SERVICES CO., INC.,

as Subsidiary Guarantor

By	/s/ Bryan A. Shinn
Name:	Bryan A. Shinn
Title:	President and Chief Executive Officer

COATED SAND SOLUTIONS, LLC,

as Subsidiary Guarantor

By	/s/ Bryan A. Shinn
Name:	Bryan A. Shinn
Title:	President and Chief Executive Officer

CADRE SERVICES, INC.,

as Subsidiary Guarantor

By	/s/ Bryan A. Shinn
Name:	Bryan A. Shinn
Title:	President and Chief Executive Officer

CADRE MATERIAL PRODUCTS, LLC,

as Subsidiary Guarantor

By	/s/ Bryan A. Shinn
Name:	Bryan A. Shinn
Title:	President and Chief Executive Officer

Signature Page to Joinder Agreement

FAIRCHILD SILICA, LLC,

as Subsidiary Guarantor

By	/s/ Bryan A. Shinn
Name:	Bryan A. Shinn
Title:	President and Chief Executive Officer

UTICA SILICA, LLC,

as Subsidiary Guarantor

By	/s/ Bryan A. Shinn
Name:	Bryan A. Shinn
Title:	President and Chief Executive Officer

Signature Page to Joinder Agreement

BNP PARIBAS,

as Administrative Agent

By:	/s/ Charles Romano
Name:	Charles Romano
Title:	Director

By:	/s/ Richard Cushing
Name:	Richard Cushing
Title:	Managing Director

Signature Page to Joinder Agreement

BNP PARIBAS,

as Initial Incremental Lender

By:	/s/ Charles Romano
Name:	Charles Romano
Title:	Director

By:	/s/ Richard Cushing
Name:	Richard Cushing
Title:	Managing Director

Signature Page to Joinder Agreement

Exhibit I

Scheduled Payments

Initial Incremental Term Loan. Company shall make principal payments on the Initial Incremental Term Loan in installments on the dates and in the amounts set forth below:

Date	Amount (expressed as a percentage of the original principal amount of the Initial Incremental Term Loan)
March 31, 2015	0.25%
June 30, 2015	0.25%
September 30, 2015	0.25%
December 31, 2015	0.25%
March 31, 2016	0.25%
June 30, 2016	0.25%
September 30, 2016	0.25%
December 31, 2016	0.25%
March 31, 2017	0.25%
June 30, 2017	0.25%
September 30, 2017	0.25%
December 31, 2017	0.25%
March 31, 2018	0.25%
June 30, 2018	0.25%
September 30, 2018	0.25%
December 31, 2018	0.25%
March 31, 2019	0.25%
June 30, 2019	0.25%
September 30, 2019	0.25%
December 31, 2019	0.25%
March 31, 2020	0.25%

Exhibit to Joinder Agreement

Date	Amount (expressed as a percentage of the original principal amount of the Initial Incremental Term Loan)
June 30, 2020	0.25%
Term Loan Maturity Date	Remainder

provided that the scheduled installments of principal of the Initial Incremental Term Loan set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Initial Incremental Term Loan in accordance with Section 2.4(b)(iv) of the Credit Agreement; and provided further that the Initial Incremental Term Loan and all other amounts owed hereunder with respect to the Initial Incremental Term Loan shall be paid in full no later than the Term Loan Maturity Date, and the final installment payable by Company in respect of the Initial Incremental Term Loan on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Initial Incremental Term Loan.

Exhibit to Joinder Agreement